Exhibit 99.1

IBERIABANK Corporation

200 West Congress Street

Lafayette, LA 70501

(337) 521-4003

SUPPLEMENT

TO

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

to be held on April 29, 2008

The date of this Supplement is April 9, 2008.

On March 24, 2008, IBERIABANK Corporation (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) relating to the Company’s 2008 Annual Meeting of Shareholders to be held at the InterContinental New Orleans Hotel (LaSalle Ballroom – 3rd Floor), 444 St. Charles Avenue, New Orleans, Louisiana on April 29, 2008, at 4:00 p.m., Central Time. This Supplement supplements and amends the Proxy Statement in order to provide additional information regarding Proposal III, to adopt the Company’s 2008 Stock Incentive Plan. The Board of Director recommends that you vote, or give instructions to vote, “FOR” adoption of the 2008 Stock Incentive Plan.

A copy of this Supplement to the Proxy Statement was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated April 9, 2008, and filed with the SEC on April 9, 2008.

200 West Congress – 12th Floor Lafayette LA 70501	PO Box 3607 Lafayette LA 70502

April 9, 2008

RE:	IBERIABANK Corporation Proxy Statement

Request for Approval of the IBERIABANK Corporation 2008 Stock Incentive Plan

Dear Shareholder:

By now you should have received IBERIABANK Corporation’s 2008 Proxy Statement. In addition to soliciting votes for the election of three directors to our board and ratification of appointment of Ernst & Young LLP as our auditors, we are seeking shareholder approval of the 2008 Stock Incentive Plan (the “Plan”) for key associates and directors of our Company and its subsidiaries. As of March 14, 2008, our current stock incentive plans had only 108,577 shares available for issuance.

The Company and the Board of Directors believe that our shareholders’ support of the Plan is critical to our ability to continue to attract and retain a high caliber of associates and directors, link incentive rewards to Company performance, encourage associate ownership in our Company, and align the interest of associates and directors with those of the shareholders. Please weigh the following items in regard to the proposed Plan:

•	The aggregate number of shares requested under the Plan is 300,000, or only 2.3% of shares outstanding on March 14, 2008.

•	Nearly all 1,426 associates and 11 directors of our Company are eligible to participate, though share grants are made in a very judicious manner.

•	Our typical option and restricted stock vesting periods are generally granted ratably over seven years, which we believe is very lengthy compared to others in our industry.

•

The right people fit well with our Company. We have experienced low turnover levels in our broad leadership team (average of only 3.6% turnover over the last three years at the Senior Vice President-level and above), which provides favorable long-term cost savings and continuity.

•	Our share price has dramatically outperformed peers since the change in direction of our Company was initiated in late-1999 (up 407% between year-ends 1999 and 2007).

•

The outstanding long-term success of our share performance, long vesting period, and low key leader turnover have resulted in relatively few stock options exercised. As a result of these factors, we believe our perceived “overhang” of previous option grants is inflated—all for favorable reasons.

•

We repurchased approximately 3.5 million shares since the Company’s initial public offering (“IPO”). The aggregate impact of the repurchases reduced our outstanding share count by 21%, and thus, also contributed to overstated overhang ratios. In addition, many of our previous acquisitions used a considerable cash consideration (41% of total consideration), as opposed to stock consideration, which further overstated the overhang ratio. The acquisitions also required stock incentives to retain and incent key acquired associates.

•

Over one-third of aggregate shares in prior accumulated plans were associated with the IPO. Those shares were awarded in recognition of service prior to 1996. Given the new leadership and other changes beginning in 1999, many of the recipients of those IPO-related shares provide limited contribution to the Company’s current and future direction. In essence, we experienced a transition period of “double-counting” over the last few years in long-term incentives (“LTIs”) as the Company has evolved.

•

Since 1999, much of the Company’s earnings growth was internally-driven, via strategic individual and team hires. We need to have the right people to continue to successfully execute our strategies and drive our future growth. LTIs and opportunistic recruiting are critical components to this success.

•

As examples of this successful internal growth approach, our annual income before tax (on a funds transfer basis) improved by $27 million between 2002 and 2007 in aggregate for the internal growth markets of New Orleans, Shreveport, and Commercial Regional-North. The cumulative number of stock options and restricted stock to these teams has totaled 309,000 shares since 2002. LTIs were an important driver of this earnings growth.

•

Our Company faces a unique operating environment and recruiting opportunities. The favorable influence of the energy sector, limited construction and land development exposure, favorable local competitive dynamics, and acquisition turmoil at a few of our large competitors have provided unique expansion opportunities for our Company. In addition, Hurricanes Katrina and Rita supplied local economic rebuilding stimulus, recruiting opportunities, and retention needs, unlike any other time in our nation’s history.

We believe our unique operating characteristics, growth opportunities, favorable risk management, and successful business model combine to create a tremendous organization of uniquely talented people. We are a very shareholder-focused organization in a “people business.” Your support of the 2008 Stock Incentive Plan will support our Company’s efforts to continue to attract, retain, and motivate our most valuable asset—our exceptionally talented people.

Should you have any questions regarding this matter, I hope that you will contact John R. Davis, Senior Executive Vice President, at (337) 521-4005, or me at (337) 521-4003.

I greatly appreciate your support in this very important matter.

Very truly yours,

/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer
IBERIABANK Corporation

2

Statements contained in
this presentation which
are not historical facts
and which pertain to
future operating results
of IBERIABANK
Corporation and its
subsidiaries constitute
“forward-looking
statements” within the
meaning of the Private
Securities Litigation
Reform Act of 1995.
These forward-looking
statements involve
significant risks and
uncertainties.  Actual
results may differ
materially from the
results discussed in
these forward-looking
statements.  Factors
that might cause such a
difference include, but
are not limited to, those
discussed in the
Company’s periodic
filings with the SEC.
Proxy Supplement
April 7, 2008
Forward Looking
Statements
Safe Harbor
Distinctively Different

Background
Background
Proxy Proposal III Summary
Proxy Proposal III Summary
2008 Stock Incentive Plan For 300,000 Shares
2008 Stock Incentive Plan For 300,000 Shares
Purpose: To Recruit, Incent, And Retain Talent
Purpose: To Recruit, Incent, And Retain Talent
11 Directors & All 1,426 Employees Currently Eligible
11 Directors & All 1,426 Employees Currently Eligible
Also Used Opportunistically To Recruit Key Talent
Also Used Opportunistically To Recruit Key Talent
10-Year Options & Stock Appreciation Rights (SARs)
10-Year Options & Stock Appreciation Rights (SARs)
Typical Option Vesting Ratably Over 7-Year Period
Typical Option Vesting Ratably Over 7-Year Period
Typical SAR Vesting Ratably Over 7-Year Period
Typical SAR Vesting Ratably Over 7-Year Period
Forfeit On Departure From The Company
Forfeit On Departure From The Company
Repricing Of Stock Options Not Permitted
Repricing Of Stock Options Not Permitted
Lowest Proposed Amount In Company’s History
Lowest Proposed Amount In Company’s History

Background
Background
Why This Is Important
Why This Is Important
Our Unique Aspects:
Our Unique Aspects:
•
•
Our Historical Aspects—Incentives And Results
Our Historical Aspects—Incentives And Results
•
•
Our Business Model
Our Business Model
•
•
Our Leadership Team And Operating Style
Our Leadership Team And Operating Style
•
•
Our Current Position In Today’s Economic Environment
Our Current Position In Today’s Economic Environment
•
•
Our Opportunities To Grow Long-Term Shareholder Value
Our Opportunities To Grow Long-Term Shareholder Value
Proxy Advisory Services Sometimes Miss The
Proxy Advisory Services Sometimes Miss The
Influence Of These Unique Aspects In Their
Influence Of These Unique Aspects In Their
Recommendations
Recommendations
This Program Is An Integral Component Of Our
This Program Is An Integral Component Of Our
Successful High-Quality Growth Strategy—Without It
Successful High-Quality Growth Strategy—Without It
Our Opportunities For Growth Will Be Constrained
Our Opportunities For Growth Will Be Constrained
We Need, And Request, Your Vote Of Approval For
We Need, And Request, Your Vote Of Approval For
Proposal III
Proposal III

4 Historical Aspects Incentives & Results

Historical Aspects
Historical Aspects
Long-Term Incentives (“LTIs”)
Long-Term Incentives (“LTIs”)
About One-Third Of Historical LTI Program
Shares Were Associated With The IPO
66%
34%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1
All Historical Long-Term Incentive Programs
LTIs Associated
With Company's
IPO
LTIs After IPO

Historical Aspects
Historical Aspects
LTIs (Continued)
LTIs (Continued)
Mutual Thrift
Mutual Thrift
Heritage Rewarded
Heritage Rewarded
Individuals For
Individuals For
Past Performance
Past Performance
Via IPO In 1996
Via IPO In 1996
New Team Arrived
New Team Arrived
Beginning In 1999,
Beginning In 1999,
Requiring New
Requiring New
Significant LTIs
Significant LTIs
Accelerated
Accelerated
Option Vesting At
Option Vesting At
YE 2005 To Save
YE 2005 To Save
$6.5 Million IBT
$6.5 Million IBT
No Loss Of Key
No Loss Of Key
Talent Despite
Talent Despite
Accelerated
Accelerated
Option Vesting
Option Vesting
Exclusive Of The IPO Options, Relatively Few
Options Have Been Exercised
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
Stock Options By Year Granted
Exercised/Forfeited
Outstanding

Historical Aspects
Historical Aspects
Results -
Results -
EPS
EPS
Strong Core EPS
Strong Core EPS
Growth
Growth
Improvements
Improvements
Driven By:
Driven By:
•
•
Key Hires Key Hires
•
•
Strong Loan And Strong Loan And
Deposit Growth Deposit Growth
•
•
Balance Sheet Balance Sheet
Management Management
•
•
Excellent Credit Excellent Credit
•
•
Revenue Growth Revenue Growth
•
•
Cost Control Cost Control
•
•
Profitable And Profitable And
Sound L/T Sound L/T
Investments Investments
•
•
EPS Focus EPS Focus
Since The IPO, Our Trailing 12-Month EPS
From Continuing Operations Climbed 412%
12-Month Trailing Fully-Diluted EPS From Continuing Operations
$3.58
$0.87
$-
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Source: Bloomberg

Historical Aspects
Historical Aspects
Results –
Results –
Share Price
Share Price
Arrival And Growth
Arrival And Growth
Of New Leadership
Of New Leadership
Team Radically
Team Radically
Changed Company
Changed Company
Focus
Focus
Actions Taken Have
Actions Taken Have
Significantly
Significantly
Improved
Improved
Shareholder Returns
Shareholder Returns
And Lowered The
And Lowered The
Risk Posture Of The
Risk Posture Of The
Company Relative
Company Relative
To Peers
To Peers
Between Year-End 1999 And 2007, Our Total Return
Was 407%, Or More Than 4x Peer Average Of 77%
-30%
-13%
-5%
-2%
20%
46%
51%
86%
108%
115%
138%
145%
165%
258%
407%
-50%
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
Total Return To Shareholders Year-End 1999-2007
Source: Bloomberg

Despite Strong Stock Price
Despite Strong Stock Price
Improvement, Leadership
Improvement, Leadership
Team And Other Option
Team And Other Option
Holders Have Not Exercised
Holders Have Not Exercised
Many In-The-Money Options
Many In-The-Money Options
0%
0%
0%
0%
35%
41%
57%
65%
79%
89%
94%
97%
94%
98%
100%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
% Of Original Option Grant Currently Outstanding
Since The IPO, The
Since The IPO, The
Average Time Period
Average Time Period
Until Exercise Of
Until Exercise Of
Options Was 6.5 Years
Options Was 6.5 Years
Recently, The Average
Recently, The Average
Exercise Time Increased
Exercise Time Increased
To 8 Years
To 8 Years
More Options Remain
Outstanding Longer
Stock Options Exercised
1.3
1.8
3.4
4.3
5.4
6.2
6.4
7.5
7.6
6.0
8.0
-
50,000
100,000
150,000
200,000
250,000
300,000
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Year Exercised
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
Options Exercised (Left Scale)
Average Years Outstanding When Exercised
Yrs

10 Our Business Model

Our Business Model
Our Business Model
Both Organic & Acquisition Growth
Both Organic & Acquisition Growth
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
Acquisitions
Internal
Until Recently, Half
Until Recently, Half
Of Our Growth Was
Of Our Growth Was
Through M&A
Through M&A
We Are One Of The
We Are One Of The
Few Acquirers
Few Acquirers
Interested In Our
Interested In Our
Markets
Markets
Importantly, Much
Of Our Growth Is
Internal In Nature
Primarily Through
Primarily Through
Successfully
Successfully
Recruited,
Recruited,
Seasoned, Local
Seasoned, Local
Commercial
Commercial
Relationship
Relationship
Managers
Managers
The Key Is To Have The Right People With
Appropriate Incentives

Our Business Model
Our Business Model
Example: Our De Novo Expansion
Example: Our De Novo Expansion
Recruited Teams In
Recruited Teams In
New Orleans (2001),
New Orleans (2001),
Regional-North
Regional-North
(2003), and
(2003), and
Shreveport (2003)
Shreveport (2003)
Commercial &
Commercial &
Private Banking
Private Banking
Focus
Focus
Very Limited Branch
Very Limited Branch
Structure Added
Structure Added
Over The Last 5
Years, These Teams
Grew Loans $591
Million (+326%) and
Deposits/Repos $311
Million (+150%)
De Novo Markets - - Loans & Deposits
New Orleans, Shreveport, And Commercial Regional-North
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
2002 2003 2004 2005 2006 2007 3/25/08
Loans
Deposits & Repos
Loans
Deposit
& Repos
+326%
(+32% CAGR)
+150%
(+19% CAGR)
($000s)

Our Business Model
Our Business Model
Example (Continued)
Example (Continued)
Successful
Successful
Growth In Loans
Growth In Loans
& Deposits Led
& Deposits Led
To Higher
To Higher
Company Profits
Company Profits
On A Funds
On A Funds
Transfer Pricing
Transfer Pricing
Basis, These
Basis, These
Three Markets
Three Markets
raised Pre-Tax
raised Pre-Tax
profitability By
profitability By
$27 Million
$27 Million
Cumulative # Of
Cumulative # Of
Options And
Options And
Restricted Stock
Restricted Stock
To These Teams
To These Teams
Was 309,000
Was 309,000
LTIs Lead To
Higher Profits
De Novo Markets - - Income Before Tax And LTIs
New Orleans, Shreveport & Commercial Regional-North
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
2002 2003 2004 2005 2006 2007
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
Income Before Taxes-FTP Basis (Left Scale)
Cumulative LTIs Granted (Right Scale)

Our Business Model
Our Business Model
Our Share Count Is Low
Our Share Count Is Low
Completed 9
Completed 9
Acquisitions
Acquisitions
Since The IPO
Since The IPO
41% Of M&A
41% Of M&A
Consideration
Consideration
Paid Was In
Paid Was In
Cash—Very High
Cash—Very High
Relatively Fewer
Relatively Fewer
Shares Remain
Shares Remain
Outstanding
Outstanding
We Repurchased
We Repurchased
3.5 Million
3.5 Million
Shares; Reduced
Shares; Reduced
Our Share Count
Our Share Count
Result: Overstate
Overhang Ratios
Low Share Count Due To Cash Acquisitions
And Significant Share Repurchases
(4,000,000)
(2,000,000)
-
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
14,000,000
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Shares Outstanding & Cumulative Shares Repurchased
Cumulative Shares Repurchased
Shares Outstanding

15 Our Leadership Team And Operating Style

Leadership Team & Style
Leadership Team & Style
Shareholder Alignment & Driven
Shareholder Alignment & Driven
Focus On High-Quality Growth In Earnings Per Share
Focus On High-Quality Growth In Earnings Per Share
Challenging Goal Setting, But Uncompromised Integrity
Challenging Goal Setting, But Uncompromised Integrity
Focus On Delivering Superior Long-Term Shareholder Returns
Focus On Delivering Superior Long-Term Shareholder Returns
Consistent With Shareholder-First Approach, Leadership Team
Consistent With Shareholder-First Approach, Leadership Team
Passed On Annual Bonuses In 4 Of The Last 8 Years (2000, 2004,
Passed On Annual Bonuses In 4 Of The Last 8 Years (2000, 2004,
2005, and 2007)
2005, and 2007)
Long Vesting Schedule For Benefits (Typically Ratably Over 7
Long Vesting Schedule For Benefits (Typically Ratably Over 7
Years) To Ensure Continuity, Long-Term Focus, And Retention
Years) To Ensure Continuity, Long-Term Focus, And Retention
The Right People Fit Well.  We Have Had Very Low Turnover At Key
The Right People Fit Well.  We Have Had Very Low Turnover At Key
Leadership Positions (Average of 3.6% The Last Three Years At
Leadership Positions (Average of 3.6% The Last Three Years At
SVP Levels And Above)
SVP Levels And Above)
Significant Percentage Of Leadership’s Net Worth In IBKC Stock
Significant Percentage Of Leadership’s Net Worth In IBKC Stock

Leadership Team & Style
Leadership Team & Style
Future Option Expirations
Future Option Expirations
Stock Options Are
Stock Options Are
Well Dispersed
Well Dispersed
Among Board,
Among Board,
CEO, Executive &
CEO, Executive &
Other Leadership
Other Leadership
Large 2009 Option
Large 2009 Option
Expirations For
Expirations For
Executive Team
Executive Team
(100,000+ Options)
(100,000+ Options)
Other Leadership
Other Leadership
Team Option
Team Option
Expirations
Expirations
Accelerate 3 Years
Accelerate 3 Years
From Now
From Now
Typical Advisors
Typical Advisors
Say Exercise At
Say Exercise At
Least 1 Year Prior
Least 1 Year Prior
To Expiration
To Expiration
0
50,000
100,000
150,000
200,000
250,000
300,000
2009 2010 2011 2012 2013 2014 2015 2016 2017
Scheduled Expiration Of Current Stock Options Outstanding
Board Members (8)
CEO
Executive Management (7)
Other Leadership Members (108)
Current Option Overhang Will Subside
Over Time Due To Expirations

18 Our Unique Position And Opportunities

Our Unique Position
Our Unique Position
Why We Are Different
Why We Are Different
Uniquely Positioned In LA & AR (Size, Competition,
Uniquely Positioned In LA & AR (Size, Competition,
Flexibility, Branding, Client Service, Recruiting, Etc.)
Flexibility, Branding, Client Service, Recruiting, Etc.)
Hurricane Katrina And Rita Rebuilding Stimulus,
Hurricane Katrina And Rita Rebuilding Stimulus,
Recruiting Opportunities, And Retention Needs
Recruiting Opportunities, And Retention Needs
Energy Prices Benefitting Louisiana & Arkansas
Energy Prices Benefitting Louisiana & Arkansas
Very Small C&D Lending Exposure, And Working
Very Small C&D Lending Exposure, And Working
Down Aggressively What We Currently Have
Down Aggressively What We Currently Have
Exceptional Asset Quality (Exclusive Of Pulaski C&D)
Exceptional Asset Quality (Exclusive Of Pulaski C&D)
Favorable Competitive Dynamics With Our Markets
Favorable Competitive Dynamics With Our Markets
Our Distinctive Banking Experiences & Capabilities
Our Distinctive Banking Experiences & Capabilities

Our Unique Opportunities
Our Unique Opportunities
Event-Driven Opportunities
Event-Driven Opportunities
Market Turmoil Provides Recruiting Opportunities
Market Turmoil Provides Recruiting Opportunities
•
•
Louisiana –
Louisiana –
Regions/Amsouth, Capital One/Hibernia, Whitney
Regions/Amsouth, Capital One/Hibernia, Whitney
•
•
Arkansas
Arkansas
–
–
Community Banks Exposed To NW Ark. Problems
Community Banks Exposed To NW Ark. Problems
•
•
Memphis
Memphis
–
–
First Tennessee, Regions/Amsouth, SunTrust/NBC
First Tennessee, Regions/Amsouth, SunTrust/NBC
As Banks Face Additional C&D Lending Problems,
As Banks Face Additional C&D Lending Problems,
Recruiting Opportunities Will Accelerate
Recruiting Opportunities Will Accelerate
As Financial Institutions Enter Receivership,
As Financial Institutions Enter Receivership,
Acquisition Opportunities Will Surface, Providing
Acquisition Opportunities Will Surface, Providing
New Market Entrance Opportunities
New Market Entrance Opportunities

Our Unique Opportunities
Our Unique Opportunities
Our Valuable Currency
Our Valuable Currency
58%
27%
45%
47%
13%
-4%
16%
-21%
0%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006 2007 YTD
2008
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000
Source: Stifel Nicolaus, March 20, 2008
We Are Proud Of
We Are Proud Of
Our Results
Our Results
Our Stock Has
Our Stock Has
Consistently
Consistently
Beaten The Major
Beaten The Major
Bank Indexes
Bank Indexes
We Value And
We Value And
Respect Our
Respect Our
Currency Very
Currency Very
Highly
Highly
We Incent
We Incent
Though Options
Though Options
And Restricted
And Restricted
Stock Both
Stock Both
Judiciously And
Judiciously And
Opportunistically
Opportunistically
Very Shareholder-Focused

Summary Overview
Summary Overview
Stock Incentive Program Very Important To Us
Stock Incentive Program Very Important To Us
Some Historical Overlap With Prior Mgmt Team
Some Historical Overlap With Prior Mgmt Team
Incentives Lead To Higher EPS & Stock Price
Incentives Lead To Higher EPS & Stock Price
Strong 407% Stock Improvement Since 1999
Strong 407% Stock Improvement Since 1999
Unique LTI Situation
Unique LTI Situation
•
•
Few Options Exercised Despite Stock Price
Few Options Exercised Despite Stock Price
•
•
Longer Vesting And Lower SVP+ Turnover
Longer Vesting And Lower SVP+ Turnover
•
•
Buybacks & Cash M&A Harm Our LTI Ratios
Buybacks & Cash M&A Harm Our LTI Ratios
•
•
Leaders Gave Up Bonuses 4 Out Of 8 Years
Leaders Gave Up Bonuses 4 Out Of 8 Years
Unique Position & Recruiting Opportunities
Unique Position & Recruiting Opportunities
Unique Talent—Incentives Are Important
Unique Talent—Incentives Are Important
Drivers Of Our Continued Success
Drivers Of Our Continued Success